FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02736
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PETROLEUM & RESOURCES CORPORATION
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Petroleum & Resources Corporation
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

CHANGING DYNAMICS, A STEADY FOCUS

ANNUAL REPORT 2009

Petroleum & Resources Corporation®

2009 AT A GLANCE

THE CORPORATION

•	a closed-end equity investment company emphasizing natural resources stocks
•	objectives: preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	low turnover

STOCK DATA (12/31/09)

NYSE Symbol ................ PEO
Market Price .................. $23.74
52-Week Range ............ $15.72–$25.29
Discount ........................ 11.3%
Shares Outstanding ..... 24,327,307

SUMMARY FINANCIAL INFORMATION

	Year Ended December 31
	2009	2008
Net asset value per share	$26.75	$22.49
Total net assets	650,718,323	538,936,942
Unrealized appreciation	253,661,346	151,455,732
Net investment income	6,706,626	9,651,706
Net realized gain	24,709,496	57,867,203
Total return (based on market price)	30.3%	(42.2)%
Total return (based on net asset value)	26.7%	(39.8)%
Ratio of expenses to average net assets	0.96%	0.51%

2009 DIVIDENDS AND DISTRIBUTIONS

Paid	Amount (per share)	Type
March 1, 2009	$0.05	Long-term capital gain
March 1, 2009	0.08	Investment income
June 1, 2009	0.13	Investment income
September 1, 2009	0.10	Investment income
December 28, 2009	0.84	Long-term capital gain
December 28, 2009	0.14	Short-term capital gain
December 28, 2009	0.06	Investment income

	$1.40

2010 ANNUAL MEETING OF STOCKHOLDERS

Location: InterContinental Harbor Court Hotel, Baltimore, Maryland

Date: March 23, 2010

Time: 10:00 a.m.

PORTFOLIO REVIEW

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS (12/31/09)

	Market Value	% of Net Assets
Chevron Corp.	$72,370,600	11.1
Exxon Mobil Corp.	69,553,800	10.7
Occidental Petroleum Corp.	35,794,000	5.5
Noble Corp.	31,542,500	4.9
Transocean Inc.	25,498,508	3.9
XTO Energy Inc.	21,706,245	3.3
Halliburton Co.	21,063,000	3.2
ConocoPhillips	21,035,273	3.2
Apache Corp.	20,634,000	3.2
Royal Dutch Shell plc ADR	19,397,497	3.0

Total	$338,595,423	52.0%

SECTOR WEIGHTINGS (12/31/09)

LETTER TO STOCKHOLDERS

Douglas G. Ober,

Chairman, President and Chief

Executive Officer

We are pleased to report a substantial recovery in the net assets and market value of Petroleum & Resources Corporation (the “Fund”) in 2009 as both energy and basic materials stocks recorded solid gains. The total return on net assets (after reinvesting dividends and capital gains) of the Fund was 26.7% for the year. The total return on the Fund’s market value was an even better 30.3%. The comparable figures for the Dow Jones U.S. Oil & Gas Index (“DJOGI”), the Dow Jones U.S. Basic Materials Index and the S&P 500 Composite Stock Index were 17.3%, 65.5%, and 26.5%, respectively. With the initial inclusion of the return of the Dow Jones U.S. Basic Materials Index in our benchmark last year, the bar for our comparison was significantly raised. Petroleum & Resources successfully delivered strong returns against the 24.6% return of our blended index for 2009.

The superior return was reflective of the outperformance of the Fund’s holdings in oilfield drilling, services and equipment companies (a 72% return versus 63.7% for the DJOGI sector) and pipeline operators (46.6% versus 37.6%). The exploration and production companies in the portfolio performed almost as well as the DJOGI companies, with a 37.8% return compared to 39.0% for the sector companies. Being underweight in integrated oil companies, particularly Exxon Mobil, was also a positive contributor to the Fund’s performance, as its holdings returned 1.4% versus the (7.0%) return of the DJOGI sector. The utilities in the portfolio, other than gas pipelines, do not have a counterpart in the DJOGI. Their return of 21.6% was, however, superior to the Dow Jones U.S. Utilities Index return of 12.6%. Basic materials stocks in the portfolio, particularly coal mining, performed exceptionally well, with a total return of 83.2% compared to the comparable index return of 65.5%.

2009 IN REVIEW

After its sharp decline in the second half of 2008, the price of oil rose steadily in the first half of 2009, from $44 per barrel to the $70 level, despite an ample supply of crude from both OPEC and non-OPEC sources. The principal reasons for the increase were the demand for crude from the recovering economies of China and India and the anticipation of recoveries in the U.S. and Europe in response to the stimulus programs put in place. With the effects of the stimulus programs slow to take hold, concerns arose about the extent of demand recovery and prices flattened out, trading in a range of $65 to $80 per barrel for most of the rest of the year. OPEC member country compliance with the organization’s quotas deteriorated as the year progressed, adding further to the already ample supply. The inverse relationship with the U.S. dollar and speculation in commodities appear to account for at least $15 of the current price. Integrated oil company earnings benefited from strong crude prices and demand growth in developing countries. Refining and marketing earnings, especially in the United States, were a drag on profits in 2009.

Natural gas prices did not follow those of oil in 2009. The price decline that began in mid-2008 continued through April, touching $3.25 per thousand cubic feet (mcf). Prices began rallying slightly into early August as rigs drilling in unconventional shale areas were laid down at an unprecedented rate and the expectation was that gas production would follow quickly. However, production from unconventional shale plays proved to be even more prolific than anticipated, contributing to a glut, with natural gas inventories reaching record high levels. The high storage levels, a quiet hurricane season and little evidence of industrial demand recovery weighed on the market, briefly dropping the price to $2.51 per mcf. Low prices compelled utilities to switch from coal to natural gas where possible, helping to support gas prices. Some early winter weather and optimism on the economy pushed the price to $5.80 per mcf by late December. Exploration and production companies performed well during the year, despite lower spot gas prices. Attractive hedges and cost reductions exceeding 27% supported production increases and favorable valuation by the market.

The price of coal in this country generally follows the price of natural gas as coal-fired utility plant demand is the main price driver. Inventories of thermal coal were high at the beginning of the year and with electricity demand down by over 2%, remained so throughout most of the year. The big story in 2009 was metallurgical (met) coal, used in the making of steel. Demand in Asia was exceptionally strong, especially in China. Heavy infrastructure spending resulted from a stimulus package there and that demand could not be met internally. Despite high transportation costs, it became profitable for U.S. producers to ship met coal from the Eastern Seaboard to China. Other industrial metals also experienced strong demand from Asia, benefiting producers of copper, aluminum, and molybdenum. With superior earnings, these companies performed well in the stock market.

LETTER TO STOCKHOLDERS (CONTINUED)

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2009 were $650,718,323 or $26.75 per share on 24,327,307 shares outstanding. This compares with $538,936,942 or $22.49 per share on 23,958,656 shares outstanding a year earlier.

Net investment income for 2009 was $6,706,626 compared to $9,651,706 for 2008. These earnings are equivalent to $0.28 and $0.43 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (expenses to average net assets) for 2009 was 0.96% (0.78% exclusive of non-recurring expenses) due largely to a lower level of average net assets in 2009.

Net realized gains amounted to $24,709,496 during the year, while the unrealized appreciation on investments increased from $151,455,732 at December 31, 2008 to $253,661,346 at year-end.

DIVIDENDS AND DISTRIBUTIONS

Total dividends and distributions paid in 2009 were $1.40 per share compared to $2.99 in 2008. The table on page 18 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Corporation’s Common Stock. In 2009, the annual rate of distribution was 6.57% compared to 8.88% in 2008. As announced on November 12, 2009, a year-end distribution consisting of investment income of $0.06 per share and capital gains of $0.98 per share was made on December 28, 2009, both realized and taxable in 2009. On January 14, 2010, an additional distribution of $0.10 per share was declared to shareholders of record February 12, 2010, payable March 1, 2010, representing undistributed net investment income and capital gains earned in 2009 and an initial distribution from 2010 net investment income, all taxable to shareholders in 2010.

OUTLOOK FOR 2010

Entering 2010, energy prices traded higher, underscored by a gathering economic recovery, cold weather, and recently established correlations with rising equity markets and a weak U.S. dollar. Crude oil sold for $83 a barrel in the first week of the year, more than double the year-ago price. However, the strong pricing environment contrasts sharply with high inventory levels of both crude oil and natural gas. A balancing act between global demand and high inventories will be just one factor affecting prices in 2010. The Government’s influence, in the form of taxes, regulations and permit requirements, may have a stronger effect on markets than it has had for several years.

Oil demand is poised to move modestly higher after declines in the last two years. Energy demand in China, India, and Saudi Arabia largely exceeded expectations during 2009 and will continue to serve as a key driver of global growth going forward, while oil demand in the biggest industrialized nations will be little changed this year. Most of the challenges for the OECD have not gone away entirely and their economies are still dependent on government support. Longer term, supply is narrowly running ahead of expected demand. Prices need to remain in the $55 - $75 per barrel range to finance the new supply required to meet demand and to offset mature field declines. Companies and national governments will continue to develop additional resources and the oil service sector will benefit from increased 2010 capital spending plans to meet this long term need. In the very near term, however, increased supplies coming from the United States and Russia, coupled with only 58% compliance with OPEC quotas, will result in an oversupplied market. Unforeseen demand weakness in a well-supplied market will exert downward pressure on prices while monetary policy and a weak U.S. dollar generally will support higher prices. Financial drivers including the U.S. dollar and fund flows were a powerful force in setting oil prices in 2009 and may have an equally strong influence in 2010.

For the refiners, the outlook is not as sanguine. The last several years evidenced a turning point for the energy sector as the focus on demand and refining capacity shifted to the developing countries. Significant new refining facilities that were conceived several years ago in Asia were born last year in a weak refining environment. Higher than justified prices of crude and restrained product demand caused a significant narrowing of margins in refining. Weakness in this downstream sector of the energy complex has continued in early 2010 as increased worldwide refining capacity is struggling against a collapse in demand. Utilization has dropped to 78%, the lowest level in ten years, despite the shuttering of two million barrels a day of refining capacity. Spare capacity as a percentage of demand is increasing so additional capacity reductions are anticipated this year. Any recovery in product demand should begin to support margins as excess capacity is absorbed, but it will be a lengthy process.

LETTER TO STOCKHOLDERS (CONTINUED)

Similarly, the worldwide natural gas glut experienced in 2009 has continued in 2010. The demand picture, especially in North America, looks soft amid plentiful supply. Early cold weather and anticipation of an economic recovery provided early price support in January and gas rallied above $6.00 per mcf. However, prices continue to face a challenge from an ever-growing low cost shale resource and increases in exploration and production company budgets. Unconventional gas basins are expected to account for 54% of U.S. gas production over the next decade. Exxon Mobil and other major oil companies are spending billions of dollars to acquire gas shale properties, affirming the vital role that unconventional gas basins will play in supplying future U.S. energy needs. With U.S. GDP expected to grow 2-3% in 2010, natural gas demand should increase as we move though the year. Absent that growth, continued cold weather is necessary to sustain prices in this period of abundant North American supplies and access to LNG imports. Gas prices will be hard pressed to average above $5.50 for the year.

Recent increases in shale production confirm that U.S. gas supply can grow at a price of $5.00 per mcf. At that price, gas competes with coal. Anticipation of a better coal market in 2010 contributed to a rally in coal prices late in 2009. As with other commodities, China, Japan and India along with cold weather are providing very strong demand. Markets are also benefiting from mine closures in China. Inventories are being worked down and this year should demonstrate a fundamental improvement.

Demand for other resources including gold, copper, molybdenum and iron ore, hit by the worldwide recession, experienced a severe correction two years ago. The recovery that started and gained momentum during 2009 is continuing, especially in emerging markets. Investments in this sector offer leverage to the expected global economic recovery that should build by the second half of this year.

In general, the energy landscape is changing significantly, reflecting new sources of unconventional oil and gas, a geographic shift of supply and demand, environmental legislation to address greenhouse gas emissions and the introduction of alternate energies to the supply model. Green energy will remain an important area of focus in coming years. Tax credits and government stimulus money will be catalysts in advancing alternative energy platforms. However, consumers may have limited ability and willingness to adopt what are generally high-cost alternatives to traditional fossil fuels. Therefore, developing and developed economies will need both fossil fuels and alternate sources to meet rising demand. Despite the challenges facing markets this year, we are bullish on energy and basic materials for the longer term and are positioning the portfolio to reflect the near and long term trends.

SHARE REPURCHASE PROGRAM

On December 10, 2009, the Board of Directors authorized the repurchase by management of up to 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the restriction that shares can only be repurchased when the discount of the market price of the shares from the net asset value is 6.5% or greater and market conditions and portfolio management considerations otherwise warrant.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and Chief Executive Officer

January 29, 2010

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments* at value:
Common stocks (cost $372,315,992)	$625,793,664
Short-term investments (cost $26,738,394)	26,738,394
Securities lending collateral (cost $34,575,799)	34,575,799	$687,107,857
Cash		513,366
Dividends, interest and tax reclaim receivables		732,298
Prepaid expenses and other assets		450,106
Total Assets		688,803,627

Liabilities
Open written option contracts at value (proceeds $342,689)		159,015
Obligations to return securities lending collateral		34,575,799
Accrued pension liabilities		2,401,731
Accrued expenses and other liabilities		948,759
Total Liabilities		38,085,304
Net Assets		$650,718,323

Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 24,327,307 shares (includes 21,944 restricted shares, 8,000 nonvested or deferred restricted stock units, and 4,558 deferred stock units) (note 6)		$24,327
Additional capital surplus		398,589,863
Accumulated other comprehensive income (note 5)		(1,350,872)
Undistributed net investment income		(1,607,987)
Undistributed net realized gain on investments		1,401,646
Unrealized appreciation on investments		253,661,346
Net Assets Applicable to Common Stock		$650,718,323
Net Asset Value Per Share of Common Stock		$26.75

* See schedule of investments on pages 15 and 16.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment Income
Income:
Dividends	$11,757,227
Interest and other income	414,521
Total income	12,171,748
Expenses:
Investment research	2,177,939
Administration and operations	1,726,907
Directors’ fees	382,750
Reports and stockholder communications	217,384
Investment data services	180,866
Travel, training, and other office expenses	174,541
Transfer agent, registrar, and custodian expenses	139,242
Occupancy	124,696
Auditing and accounting services	106,147
Insurance	77,029
Legal services	20,107
Other	137,514
Total expenses	5,465,122
Net Investment Income	6,706,626
Change in Accumulated Other Comprehensive Income (note 5)	2,327,392

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	24,230,707
Net realized gain on written option contracts	478,789
Change in unrealized appreciation on investments	102,021,940
Change in unrealized appreciation on written option contracts	183,674
Net Gain on Investments	126,915,110
Change in Net Assets Resulting from Operations	$135,949,128

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended
	Dec. 31, 2009	Dec. 31, 2008
From Operations:
Net investment income	$6,706,626	$9,651,706
Net realized gain on investments	24,709,496	57,867,203
Change in unrealized appreciation on investments	102,205,614	(455,445,558)
Change in accumulated other comprehensive income (note 5)	2,327,392	(1,621,372)
Change in net assets resulting from operations	135,949,128	(389,548,021)

Distributions to Stockholders From:
Net investment income	(8,800,886)	(8,577,530)
Net realized gain from investment transactions	(24,485,239)	(58,737,003)
Decrease in net assets from distributions	(33,286,125)	(67,314,533)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	13,102,449	29,006,338
Cost of shares purchased (note 4)	(4,043,629)	(12,721,842)
Deferred compensation (notes 4, 6)	59,558	595,171
Change in net assets from capital share transactions	9,118,378	16,879,667
Total Change in Net Assets	111,781,381	(439,982,887)

Net Assets:
Beginning of year	538,936,942	978,919,829
End of year (including undistributed net investment income of $(1,607,987) and $473,468 in 2009 and 2008, respectively)	$650,718,323	$538,936,942

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the “Corporation”) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Corporation management and the evaluation of subsequent events through February 12, 2010, the issuance date of the financial statements. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Corporation ultimately realizes upon sale of the securities.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Corporation’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Corporation’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at December 31, 2009 were classified as follows:

	Common stocks	Mutual funds	Written options
Level 1	$625,793,664	$61,314,193	$(159,015)
Level 2	—	—	—
Level 3	—	—	—
Total	$625,793,664	$61,314,193	$(159,015)

2. FEDERAL INCOME TAXES

No federal income tax provision is required since the Corporation’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2009, the identified cost of securities for federal income tax purposes was $433,630,185, and net unrealized appreciation aggregated $253,477,672, consisting of gross unrealized appreciation of $282,880,057 and gross unrealized depreciation of $(29,402,385).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Corporation’s retirement plans and equity-based compensation. Differences that are permanent, while not material for the year ended December 31, 2009, are reclassified in the capital accounts of the Corporation’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Corporation during the years ended December 31, 2009 and December 31, 2008, were classified as ordinary income of $12,115,124 and $9,486,049, respectively, and as long-term capital gain of $21,135,289 and $57,828,484, respectively. The tax basis of distributable earnings at December 31, 2009 was $1,221,585 of undistributed ordinary income and $475,597 of undistributed long-term capital gain.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2009 were $101,527,694 and $75,262,120, respectively.

The Corporation is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Corporation may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Corporation has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Corporation to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2009 can be found on page 17.

When the Corporation writes (purchases) an option, an amount equal to the premium received (paid) by the Corporation is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2009 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2008	—	$—	—	$—
Options written	3,635	451,559	4,324	567,060
Options expired	(750)	(109,702)	(3,412)	(369,087)
Options exercised	(1,450)	(187,941)	(100)	(9,200)
Options outstanding, December 31, 2009	1,435	$153,916	812	$188,773

4. CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 28, 2009, the Corporation issued 580,521 shares of its Common Stock at a price of $22.54 per share (the average market price on December 9, 2009) to stockholders of record on November 20, 2009 who elected to take stock in payment of the distribution from 2009 capital gain and investment income. During 2009, 896 shares were issued at a weighted average price of $19.45 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2008, the Corporation issued 1,557,059 shares of its Common Stock at a price of $18.62 per share (the average market price on December 8, 2008) to stockholders of record November 21, 2008 who elected to take stock in payment of the distribution from 2008 capital gain and investment income. During 2008, 725 shares were issued at a weighted average price of $26.28 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2009 and 2008 were as follows:

	Shares		Amount
	2009	2008	2009	2008
Shares issued in payment of dividends	581,417	1,557,784	$13,102,449	$29,006,338
Shares purchased (at a weighted average discount from net asset value of 11.9% and 12.3%, respectively)	(215,835)	(381,979)	(4,043,629)	(12,721,842)
Net activity under the 2005 Equity Incentive Compensation Plan	3,069	14,601	59,558	595,171
Net change	368,651	1,190,406	$9,118,378	$16,879,667

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Corporation contributed $574,152 to the plans in 2009 and anticipates making contributions of approximately $500,000 in 2010.

The Corporation uses a December 31 measurement date for its plans. Details in aggregate for both plans were as follows:

	2009	2008
Change in benefit obligation
Benefit obligation at beginning of year	$7,832,068	$7,035,705
Service cost	174,661	240,432
Interest cost	400,099	313,509
Actuarial loss	1,487,915	290,539
Benefits paid	(73,574)	(69,266)
Plan changes	—	21,149
Effect of settlement	(2,269,245)	—
Effect of curtailment	(2,026,862)	—
Benefit obligation at end of year	$5,525,062	$7,832,068

	2009	2008
Change in plan assets
Fair value of plan assets at beginning of year	$4,275,450	$5,038,930
Actual return on plan assets	616,548	(1,225,422)
Employer contributions	574,152	531,208
Benefits paid	(73,574)	(69,266)
Settlement	(2,269,245)	—
Fair value of plan assets at end of year	$3,123,331	$4,275,450
Funded status	$(2,401,731)	$(3,556,618)

The accumulated benefit obligation for all defined benefit pension plans was $5,525,062 and $6,435,218 at December 31, 2009 and 2008, respectively.

The primary investment objectives of the Corporation’s pension plan assets are to provide capital appreciation, income, and preservation of capital. The plans’ objectives are achieved through a diversified portfolio including common stock of The Adams Express Company, the Corporation’s non-controlling affiliate, and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Corporation’s targeted asset allocation is to maintain approximately 60% of plan assets invested in fixed income securities and approximately 40% of plan assets invested in equity securities. The investment in The Adams Express Company common stock represented 6.6% of plan assets at December 31, 2009.

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2009 were classified as follows:

	Equity PSAs	Fixed Income PSAs	Regulated Investment Companies
Level 1	$—	$—	$206,576
Level 2	1,199,917	1,716,838	—
Level 3	—	—	—
Total	$1,199,917	$1,716,838	$206,576

Items recognized in accumulated other comprehensive income were:

	2009	2008
Prior service cost	$—	$(62,200)
Net loss	(1,350,872)	(3,616,064)
Accumulated other comprehensive income	$(1,350,872)	$(3,678,264)

Items impacting the Corporation’s earnings were:

	2009	2008
Components of net periodic pension cost
Service cost	$174,661	$240,432
Interest cost	400,099	313,509
Expected return on plan assets	(196,462)	(284,143)
Prior service cost component	11,397	35,904
Net loss component	322,484	163,977
Effect of settlement (non-recurring)	983,675	—
Effect of curtailment (non-recurring)	50,803	—
Net periodic pension cost	$1,746,657	$469,679

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	2009	2008
Changes recognized in accumulated other comprehensive income
Net loss	$(1,067,829)	$(1,801,129)
Prior service cost	—	(20,124)
Amortization of net loss	322,484	163,977
Amortization of prior service cost	11,397	35,904
Effect of settlement (non-recurring)	983,675	—
Effect of curtailment (non-recurring)	2,077,665	—
Change in accumulated other comprehensive income	$2,327,392	$(1,621,372)

In 2010, the Corporation estimates that $144,390 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations were:

	2009	2008
Discount rate	5.68%	6.30%
Rate of compensation increase	7.00%	7.00%

The assumptions used to determine net periodic pension cost were:

	2009	2008
Discount rate	6.25%	6.00%
Expected long-term return on plan assets	7.25%	7.25%
Rate of compensation increase	7.00%	7.00%

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2010	$2,010,000
2011	144,000
2012	143,000
2013	134,000
2014	494,000
Years 2015-2019	2,750,000

The Corporation also sponsors qualified and nonqualified defined contribution plans. The Corporation expensed contributions to the plans in the amount of $107,941 for the year ended December 31, 2009. The Corporation does not provide postretirement medical benefits.

6. EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2009, and changes during the year then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2008	32,340	$9.68	3.34
Exercised	(8,875)	9.11	—
Expired	(4,322)	9.74	—
Outstanding at December 31, 2009	19,143	$8.88	2.49
Exercisable at December 31, 2009	5,924	$9.11	1.88

The options outstanding as of December 31, 2009 are set forth below:

Exercise price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$5.00-$6.99	5,185	$5.59	3.00
$7.00-$8.99	5,186	8.76	2.00
$9.00-$10.99	4,344	10.13	4.00
$11.00-$12.99	4,428	11.64	1.00
Outstanding at December 31, 2009	19,143	$8.88	2.49

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2009 was $98,916.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non- employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at December 31, 2009 is 813,215 shares.

A summary of the status of the Corporation’s awards granted under the 2005 Plan as of December 31, 2009, and changes during the year then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2008	43,103	$31.83
Granted:
Restricted stock	15,639	21.15
Restricted stock units	3,600	18.65
Deferred stock units	1,057	20.76
Vested & issued	(15,771)	33.01
Forfeited	(13,126)	30.42
Balance at December 31, 2009 (includes 19,858 performance-based awards and 14,644 nonperformance-based awards)	34,502	$28.41

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2009 were $43,219. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2009 were $78,000. As of December 31, 2009, there were total unrecognized compensation costs of $235,578, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.73 years. The total fair value of shares and units vested and issued during the year ended December 31, 2009 was $312,998.

7. OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the year ended December 31, 2009 to officers and directors amounted to $1,995,474, of which $350,424 was paid as fees to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Corporation on the next business day. Cash deposits are placed in a registered money market fund. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2009, the Corporation had securities on loan of $32,967,473 and held cash collateral of $34,575,799. The Corporation is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. OPERATING LEASE COMMITMENT

The Corporation shares office space and equipment with its non-controlling affiliate, The Adams Express Company, under operating lease agreements expiring at various dates through the year 2016. Rental payments are based on a predetermined cost sharing methodology. The Corporation recognized rental expense of $95,233 in 2009, and its estimated portion of the minimum rental commitments are as follows:

2010	$97,095
2011	97,488
2012	96,524
2013	96,565
2014	96,642
2015 and 2016	148,350
Total	$632,664

FINANCIAL HIGHLIGHTS

	Year Ended December 31
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$22.49	$42.99	$36.61	$35.24	$28.16
Net investment income	0.28	0.43	0.46	0.47	0.53*
Net realized gains and increase (decrease) in unrealized appreciation	5.37	(17.71)	10.37	4.91	8.29
Change in accumulated other comprehensive income (note 5)	0.10	(0.07)	0.00	(0.09)	—
Total from investment operations	5.75	(17.35)	10.83	5.29	8.82

Less distributions
Dividends from net investment income	(0.37)	(0.38)	(0.49)	(0.47)	(0.56)
Distributions from net realized gains	(1.03)	(2.61)	(3.82)	(3.33)	(1.22)
Total distributions	(1.40)	(2.99)	(4.31)	(3.80)	(1.78)
Capital share repurchases	0.02	0.08	0.10	0.15	0.10
Reinvestment of distributions	(0.11)	(0.24)	(0.24)	(0.27)	(0.06)
Total capital share transactions	(0.09)	(0.16)	(0.14)	(0.12)	0.04
Net asset value, end of year	$26.75	$22.49	$42.99	$36.61	$35.24
Market price, end of year	$23.74	$19.41	$38.66	$33.46	$32.34

Total Investment Return
Based on market price	30.3%	(42.2)%	28.9%	15.3%	32.3%
Based on net asset value	26.7%	(39.8)%	31.0%	15.7%	32.0%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$650,718	$538,937	$978,920	$812,047	$761,914
Ratio of expenses to average net assets	0.96%†	0.51%	0.54%	0.60%	0.59%
Ratio of net investment income to average net assets	1.18%†	1.10%	1.12%	1.22%	1.61%
Portfolio turnover	14.35%	16.89%	7.36%	9.95%	10.15%
Number of shares outstanding at end of year (in 000’s)	24,327	23,959	22,768	22,181	21,621

*	In 2005, the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.
†	For 2009, the ratios of expenses and net investment income to average net assets were 0.78% and 1.36%, respectively, after adjusting for non-recurring pension expenses as described in footnote 5.

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value (A)
Stocks — 96.2%
Energy — 73.2%
Exploration & Production — 23.7%
Anadarko Petroleum Corp.	190,000	$11,859,800
Apache Corp.	200,000	20,634,000
Devon Energy Corp.	110,000	8,085,000
Energen Corp.	280,000	13,104,000
EOG Resources, Inc.	120,000	11,676,000
Forest Oil Corp. (B) (C)	89,477	1,990,863
Noble Energy, Inc.	260,000	18,517,200
Occidental Petroleum Corp.	440,000	35,794,000
Pioneer Natural Resources Co. (B)	130,000	6,262,100
Southwestern Energy Co. (C)	94,400	4,550,080
XTO Energy Inc.	466,500	21,706,245

		154,179,288

Integrated — 32.3%
Chevron Corp.	940,000	72,370,600
ConocoPhillips	411,891	21,035,273
Exxon Mobil Corp. (F)	1,020,000	69,553,800
Hess Corp.	250,000	15,125,000
Royal Dutch Shell plc ADR	322,700	19,397,497
Total S.A. ADR	200,000	12,808,000

		210,290,170

Services — 17.2%
Baker Hughes Inc.	105,000	4,250,400
Complete Production Services, Inc. (C)	400,500	5,206,500
Halliburton Co.	700,000	21,063,000
Nabors Industries Ltd. (B) (C)	520,000	11,382,800
National Oilwell Varco, Inc.	138,538	6,108,141
Noble Corp.	775,000	31,542,500
Transocean Inc. (C)	307,953	25,498,508
Weatherford International Ltd. (C)	370,000	6,626,700

		111,678,549

Basic Materials — 8.4%
Cliffs Natural Resources Inc.	33,600	1,548,624
CONSOL Energy Inc. (E)	125,000	6,225,000
Freeport-McMoRan Copper & Gold Inc.	222,000	17,824,380
International Coal Group, Inc. (B) (C) (E)	3,000,000	11,580,000
Massey Energy Co. (E)	180,000	7,561,800
Potash Corporation of Saskatchewan Inc. (E)	90,000	9,765,000

		54,504,804

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2009

	Shares	Value (A)
Utilities — 14.6%
AGL Resources Inc. (B)	165,000	$6,017,550
EQT Corp. (B)	348,800	15,319,296
MDU Resources Group, Inc.	375,000	8,850,000
National Fuel Gas Co.	200,000	10,000,000
New Jersey Resources Corp.	300,000	11,220,000
Northeast Utilities	200,000	5,158,000
Northwest Natural Gas Co. (B)	40,000	1,801,600
Questar Corp.	240,000	9,976,800
Southwest Gas Corp.	77,070	2,198,807
Spectra Energy Corp.	208,812	4,282,734
WGL Holdings, Inc.	322,900	10,830,066
Williams Companies, Inc.	450,000	9,486,000

		95,140,853

Total Stocks (Cost $372,315,992)		625,793,664

Short-Term Investments — 4.1%
Money Market Funds — 4.1%
Fidelity Institutional Money Market – Government Portfolio, 0.02% (D)	143,419	143,419
Fidelity Institutional Money Market – Treasury Only Portfolio, 0.01% (D)	1,842	1,842
Fidelity Institutional Money Market – Treasury Portfolio, 0.01% (D)	2,680	2,680
RBC U.S. Government Money Market (Institutional Class I), 0.09% (D)	9,181,893	9,181,893
Vanguard Admiral Treasury Money Market, 0.01% (D)	1,485	1,485
Vanguard Federal Money Market, 0.02% (D)	1,613,564	1,613,564
Western Asset Institutional Government Money Market (Class I), 0.10% (D)	15,793,511	15,793,511

		26,738,394

Total Short-Term Investments (Cost $26,738,394)		26,738,394

Total Securities Lending Collateral — 5.3% (Cost $34,575,799)
Money Market Funds — 5.3%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.18% (D)	34,575,799	34,575,799

Total Investments — 105.6% (Cost $433,630,185)		687,107,857
Cash, receivables, prepaid expenses and other assets, less liabilities — (5.6)%		(36,389,534)

Net Assets — 100.0%		$650,718,323

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the NASDAQ.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $5,374,910.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $5,286,800.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2009

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date	Value

COVERED CALLS
200	CONSOL Energy Inc.	$55	Jan 10	$(5,000)
735	International Coal Group, Inc.	5	Jan 10	(3,675)
200	Massey Energy Co.	40	Jan 10	(55,000)
200	Potash Corporation of Saskatchewan Inc.	140	Jan 10	(2,000)
100	Potash Corporation of Saskatchewan Inc.	150	Mar 10	(5,300)

1,435				(70,975)

COLLATERALIZED PUTS
112	Cliffs Natural Resources Inc.	39	Jan 10	(2,240)
200	Freeport-McMoRan Copper & Gold Inc.	65	Jan 10	(2,200)
200	Freeport-McMoRan Copper & Gold Inc.	70	Feb 10	(28,800)
200	Freeport-McMoRan Copper & Gold Inc.	75	Feb 10	(54,400)
100	Potash Corporation of Saskatchewan Inc.	65	Jan 10	(400)

812				(88,040)

				$(159,015)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (the “Corporation”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Corporation’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2010

CHANGES IN PORTFOLIO SECURITIES

During the Three Months December 31, 2009

(unaudited)

	Shares
	Additions	Reductions	Held Dec. 31, 2009
Anadarko Petroleum Corp.	40,000		190,000
Chevron Corp.	25,000		940,000
Cliffs Natural Resources Inc.	33,600		33,600
Forest Oil Corp.	20,000		89,477
Freeport-McMoRan Copper & Gold Inc.	222,000		222,000
Pioneer Natural Resources Co.	130,000		130,000
Potash Corporation of Saskatchewan Inc.	90,000		90,000
Royal Dutch Shell plc ADR	10,000		322,700
Southwestern Energy Co.	70,000		94,400
Spectra Energy Corp.	100,000		208,812
Devon Energy Corp.		20,000	110,000
du Pont (E.I.) de Nemours and Co.		242,500	—
EOG Resources, Inc.		30,000	120,000
EQT Corp.		50,000	348,800
Noble Energy, Inc.		20,000	260,000
XTO Energy Inc.		21,000	466,500

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1995	$401,404,971	$19,109,075	$21.01	$18.83	$.58	$.81	$1.39	7.57%
1996	484,588,990	19,598,729	24.73	23.17	.55	.88	1.43	6.84
1997	556,452,549	20,134,181	27.64	24.33	.51	1.04	1.55	6.37
1998	474,821,118	20,762,063	22.87	20.42	.52	1.01	1.53	6.48
1999	565,075,001	21,471,270	26.32	21.50	.48	1.07	1.55	7.00
2000	688,172,867	21,053,644	32.69	27.31	.39	1.35	1.74	6.99
2001	526,491,798	21,147,563	24.90	23.46	.43	1.07	1.50	5.61
2002	451,275,463	21,510,067	20.98	19.18	.43	.68	1.11	5.11
2003	522,941,279	21,736,777	24.06	23.74	.38	.81	1.19	5.84
2004	618,887,401	21,979,676	28.16	25.78	.44	.88	1.32	5.40
2005	761,913,652	21,621,072	35.24	32.34	.56	1.22	1.78	5.90
2006	812,047,239	22,180,867	36.61	33.46	.47	3.33	3.80	11.26
2007	978,919,829	22,768,250	42.99	38.66	.49	3.82	4.31	11.61
2008	538,936,942	23,958,656	22.49	19.41	.38	2.61	2.99	8.88
2009	650,718,323	24,327,307	26.75	23.74	.37	1.03	1.40	6.57

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.

PETROLEUM & RESOURCES CORPORATION

(unaudited)

Calendar year- end	Market value of original shares	Cumulative market value of capital gains distributions taken in shares	Cumulative market value of income dividends taken in shares	Total market value	Total net asset value
1995	$11,152	$499	$349	$12,000	$13,387
1996	13,723	1,200	815	15,738	16,795
1997	14,410	1,958	1,199	17,567	19,957
1998	12,094	2,382	1,354	15,830	17,728
1999	12,734	3,403	1,787	17,924	21,942
2000	16,175	5,587	2,618	24,380	29,182
2001	13,895	5,781	2,585	22,261	23,627
2002	11,360	5,364	2,476	19,200	21,002
2003	14,060	7,549	3,491	25,100	25,439
2004	15,269	9,137	4,301	28,707	31,358
2005	19,154	12,793	6,026	37,973	41,378
2006	19,817	17,159	6,781	43,757	47,876
2007	22,897	25,002	8,486	56,385	62,700
2008	11,496	16,489	4,601	32,586	37,756
2009	14,060	22,051	6,336	42,447	47,829

ILLUSTRATION OF AN ASSUMED 15 YEAR INVESTMENT OF $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1995–2009. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

BOARD OF DIRECTORS

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors

Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 68	Director	One Year	Since 1987	Professor of Finance and Economics, formerly, Vice Dean of Academic Affairs of the Graduate School of Business, Columbia University.	Two

Director of The Adams Express Company (investment company), Aberdeen Asset Management Funds (5 funds) (investment companies), Credit Suisse Asset Management Funds

(13 funds) (investment companies), Epoch Holdings Corporation (asset management), and Starcomms Plc (telecommunications).

Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of The Adams Express Company (investment company), Borg-Warner Inc. (industrial), Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 53	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of The Adams Express Company (investment company).
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 85	Director	One Year	Since 1987	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously Executive Vice President and Director of New York Telephone Company.	Two	Director of The Adams Express Company (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 57	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of The Adams Express Company (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 63	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group, PA Consulting Group (energy consultants).	Two	Director of The Adams Express Company (investment company), Ormat Technologies, Inc. (geothermal and renewable energy), and U.S. Energy Association.
Thomas H. Lenagh 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 91	Director	One Year	Since 1987	Financial Advisor. Formerly, Chairman of the Board and CEO of Greiner Engineering Inc. (formerly Systems Planning Corp.) (consultants). Formerly, Treasurer and Chief Investment Officer of the Ford Foundation (charitable foundation).	Two	Director of The Adams Express Company (investment company), Cornerstone Funds, Inc. (3 funds) (investment companies), and Photonics Product Group, Inc. (crystals).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position Held with the Fund	Term of Office	Length of Time Served	Principal Occupations	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Independent Directors (continued)

Kathleen T. McGahran, Ph.D., J.D., C.P.A 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 59	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Tuck School of Business, Dartmouth College. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of The Adams Express Company (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 63	Director	One Year	Since 2005	President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries), and Chief Operating Officer and Director of Algenol Biofuels Inc. (ethanol manufacturing). Formerly, Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals and biotechnology).	Two	Director of The Adams Express Company (investment company), LaJolla Pharmaceutical Company, and Depomed, Inc. (specialty pharmaceuticals).

Interested Director
Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 63	Director, Chairman, President and CEO	One Year	Director since 1989; Chairman of the Board since 1991	Chairman, President and CEO of the Corporation and of The Adams Express Company.	Two	Director of The Adams Express Company (investment company).

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

STOCKHOLDER INFORMATION AND SERVICES

WE ARE OFTEN ASKED —

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange. The stock’s ticker symbol is “PEO” and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company’s INVESTORS CHOICE Plan (see page 23).

Where do I get information on the stock’s price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers.

Petroleum’s daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form “PetRes.” Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a “stop transfer” order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder’s name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 23.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc., as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent’s website: www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

STOCKHOLDER INFORMATION AND SERVICES (CONTINUED)

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping (waived if sold)	$7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com, under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

ANNUAL CERTIFICATION

The Corporation’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “About Petroleum & Resources” and “Corporate Information” headings on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation’s periodic filings with the Securities and Exchange Commission.

PRIVACY POLICY

In order to conduct its business, the Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

PETROLEUM & RESOURCES CORPORATION

Board Of Directors

Enrique R. Arzac [2,4] Phyllis O. Bonanno [2,4] Kenneth J. Dale [3,4] Daniel E. Emerson [1,3,5] Frederic A. Escherich [2,3]	Roger W. Gale [1,4,5] Thomas H. Lenagh [2,3] Kathleen T. McGahran [1,3,5] Douglas G. Ober [1] Craig R. Smith [1,4,5]

1. Member of Executive Committee 2. Member of Audit Committee 3. Member of Compensation Committee 4. Member of Retirement Benefits Committee 5. Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer

Nancy J.F. Prue	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

Brian S. Hook	Treasurer

Christine M. Sloan	Assistant Treasurer

Geraldine H. Paré	Assistant Secretary

Common Stock

Listed on the New York Stock Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

Petroleum & Resources Corporation®

INVESTING IN RESOURCES FOR THE FUTURE®

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.peteres.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the Board of Directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the registrant's annual and semi-annual financial statements for 2009 and 2008 were $72,378 and $69,116, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2009 and 2008.

(c) Tax Fees. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2009 and 2008 were $11,701 and $10,710, respectively.

(d) All Other Fees. The aggregate fees to PricewaterhouseCoopers LLP, other than for the services referenced above, for 2009 and 2008 were $5,513 and $4,770, respectively, which related to the review of procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a report to the Chief Executive Officer.

(e)	(1)

Audit Committee Pre-Approval Policy. All services to be performed for the registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2009 were pre-approved by the committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2009 and 2008 were $17,214 and $15,480, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Phyllis O. Bonanno, Frederic A. Escherich, and Thomas H. Lenagh.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

Petroleum & Resources Corporation (Petroleum) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Petroleum uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Douglas G. Ober, Chairman, President and Chief Executive Officer, and Nancy J.F. Prue, Executive Vice President, comprise the 2 person portfolio management team for the registrant. Mr. Ober has served as portfolio manager for the registrant since 1991. Ms. Prue has served as Vice President from 2005 to July 2009 for the registrant and as Vice President-Research from 1986 to 2005. Mr. Ober is the lead member of the portfolio management team. Mr. Ober and Ms. Prue receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Mr. Ober also serves on the portfolio management team for registrant's non-controlling affiliate, The Adams Express Company (Adams), a registered investment company with total net assets of $1,045,027,339 as of December 31, 2009. Mr. Ober is Chairman, President and Chief Executive Officer of Adams. The registrant is a non-diversified fund focusing on the energy and natural resources sectors and Adams is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio manager's management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice President. The fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value over each of the two periods is used to determine a base percentage of target, which, for 2009, is then adjusted by performance relative to a hypothetical portfolio comprised of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the S&P 500 Index for years 2007 and 2008, and the first quarter of 2009, and an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index from April 1, 2009 and forward ("Hypothetical Portfolio"). Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by shareholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with vesting in equal proportions over a three year period. The size of the grants was determined by the Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 8, 2009, (previous grants had been made on January 10, 2008, January 11, 2007, and January 12, 2006), which vest three years after grant, but only upon the achievement of specified performance criteria. For the 2009 grants, the target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's total three year net asset value ("NAV") return meets or exceeds the three year total NAV return of a performance benchmark comprised of the Hypothetical Portfolio. Depending on the level of registrant's outperformance or underperformance of the performance benchmark on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and will vest.

(4) Using a valuation date of December 31, 2009, Mr. Ober beneficially owns equity securities in the registrant valued over $1,000,000. Ms. Prue beneficially owns equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	---------------------		---------------------	---------------------		---------------------
January 2009	60,400		$19.65	60,400		1,192,493
February 2009	20,100		$17.59	20,100		1,172,393
March 2009	83,901		$17.53	83,901		1,088,492
April 2009	23,534		$19.20	23,534		1,064,958
May 2009	27,900		$20.81	27,900		1,037,058
June 2009	0		$0.00	0		1,037,058
July 2009	0		$0.00	0		1,037,058
August 2009	0		$0.00	0		1,037,058
September 2009	0		$0.00	0		1,037,058
October 2009	0		$0.00	0		1,037,058
November 2009	0		$0.00	0		1,037,058
December 2009	0		$0.00	0		1,187,329	(2)
	---------------------		---------------------	---------------------
Total	215,835	(1)	$18.73	215,835	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 11, 2008.

(2.b) The share amount approved in 2008 was 6% of outstanding shares, or 1,349,872 shares, of which 96,979 shares were purchased in December 2008.

(2.c) The Plan was set to expire in December 2009, but was extended by the Board on December 10, 2009, authorizing purchases of up to 5% of the outstanding shares, or 1,187,329 shares, through December 31, 2010.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Petroleum & Resources Corporation

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 12, 2010

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	February 12, 2010